UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): December 19, 2005 (December 19, 2005)
NOBLE CORPORATION
(Exact name of Registrant as specified in its charter)

Cayman Islands	0-13857	98-0366361
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

13135 South Dairy Ashford, Suite 800
Sugar Land, Texas		77478
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (281) 276-6100
Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-2(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 8.01. Other Events.
     On December 19, 2005, the Company issued a press release clarifying marketplace information regarding the Company’s acquisition of shares of capital stock of Smedvig ASA. The press release is filed herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
     Exhibit 99.1       Noble Corporation Press Release of December 19, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NOBLE CORPORATION
Date: December 19, 2005	By:	/s/ Bruce W. Busmire
Bruce W. Busmire
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Noble Corporation Press Release of December 19, 2005.